                                       OPPENHEIMER CONCENTRATED GROWTH FUND
                                      Class N Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
         x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner)  [share certificate no.] XX-000000

                  (upper right box, CLASS N SHARES below cert. no.)

                  (centered below boxes)
                           Oppenheimer Concentrated Growth Fund

                  A Massachusetts Business Trust

(at left)  THIS IS TO CERTIFY THAT          (at right) SEE REVERSE FOR
                                                                 CERTAIN DEFINITIONS

                                                              (box with number) CUSIP
(at left)  is the owner of

(centered)  FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST, par value $.001 per share

                                       OPPENHEIMER CONCENTRATED GROWTH FUND

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund by the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                   Dated:                    (at right of seal)

(signature)                                                            (signature)

/s/ Brian W. Wixted                                                    /s/ Robert G. Zack
_______________________                                       ___________________
Treasurer                                                              Secretary

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                        OPPENHEIMER CONCENTRATED GROWTH FUND
                                                        SEAL
                                                        2001
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OppenheimerFunds Services
                                                     [A Division Of OppenheimerFunds, Inc.]
                                                     Denver (CO) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     ___________________________________
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed              NOTICE: The signature(s) to this assignment must correspond
vertically to right        correspond with the name(s) as written upon the face of the
of above paragraph         certificate in every particular without alteration or enlargement or any change whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of             institution of the type described in the current
signature(s)               prospectus of the Fund.

PLEASE NOTE: This document contains a watermark                          OppenheimerFunds

when viewed at an angle.  It is invalid without this                     "four hands"
watermark:                                                               logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY